UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2010

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 Maroon Circle, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 30, 2010, CSG Systems International, Inc. (“CSG”) filed a Current Report on Form 8-K reporting that it had completed the acquisition of U.K.-based Intec Telecom Systems Limited (formerly Intec Telecom Systems PLC or “Intec”).

This Form 8-K/A amends the Form 8-K we filed on November 30, 2010, to include Intec’s audited consolidated financial statements as of September 30, 2010 and 2009 (Intec’s fiscal year end), and for the three years ended September 30, 2010 required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed consolidated financial information related to the Intec acquisition required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Intec audited consolidated financial statements as of September 30, 2010 and 2009, and for the three years ended September 30, 2010, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

The consent of Deloitte LLP, Intec’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro forma Financial Information.

The following unaudited pro forma condensed consolidated financial information related to CSG’s acquisition of Intec is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2009;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2010; and

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010.

(c)	Exhibits.

23.1	Consent of Deloitte LLP

99.1	Intec Audited Consolidated Financial Statements as of September 30, 2010 and 2009, and for the three years ended September 30, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2010

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy R. Wiese
Randy R. Wiese,
Chief Financial Officer and
Principal Accounting Officer

CSG Systems International, Inc.

Form 8-K

Exhibit Index

23.1	Consent of Deloitte LLP

99.1	Intec Audited Consolidated Financial Statements as of September 30, 2010 and 2009, and for the three years ended September 30, 2010

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

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